NATIXIS ETFs

Supplement dated June 30, 2017 to the Natixis ETFs Statement of Additional Information, dated May 1, 2017, as may be revised or supplemented from time to time, for the Natixis Seeyond International Minimum Volatility ETF.

Effective July 1, 2017, Maureen B. Mitchell has been appointed as an Independent Trustee to the Board of Trustees of the Natixis ETF Trust (the “Trust”). Accordingly, the following is hereby added to the “Independent Trustees” table located in the sub-section “Trustees and Officers” within the section “Management of the Trust”:

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
INDEPENDENT TRUSTEES
Maureen B. Mitchell (1951)	Trustee since 2017 Contract Review Committee Member	Retired; formerly, President, Global Sales and Marketing, GE Asset Management, Inc. (financial services)	53 None	Financial services industry and executive experience (including role as President of Global Sales and Marketing at a financial services company)

[1]	Each Trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term.
[2]	The Trustees of the Trust serve as Trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust and Natixis ETF Trust (collectively, the “Natixis Funds Trusts”), and Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”)(collectively, the “Fund Complex”).

Effective July 1, 2017, Maureen B. Mitchell has become a member of the Contract Review Committee. Accordingly, the list of the members of the Contract Review Committee in the sub-section “Leadership and Structure of the Board” within the section “Management of the Trust” is hereby replaced with the following:

Contract Review Committee
Peter J. Smail – Chairman
Wendell J. Knox
Martin T. Meehan
Maureen B. Mitchell
James P. Palermo

As of May 11, 2017, Maureen B. Mitchell did not own shares of any fund in the Fund Complex.